Dividends on ordinary shares	12 Months Ended
Dec. 31, 2023
Disclosure of dividends [text block] [Abstract]
Dividends on ordinary shares
Note 46: Dividends on ordinary shares
The directors have recommended a final dividend, which is subject to approval by the shareholders at the annual general meeting on 16 May 2024, of 1.84 pence per ordinary share (2022: 1.60 pence per ordinary share), equivalent to £1,169 million, before the impact of any cancellations of shares under the Company’s buyback programme (2022: £1,059 million, following cancellations of shares under the Company’s 2023 buyback programme up to the record date), which will be paid on 21 May 2024. These financial statements do not reflect the recommended dividend.
Dividends paid during the year were as follows:

	2023 pence per share	2022 pence per share	2021 pence per share	2023 £m	2022 £m	2021 £m
Final dividend recommended by directors at previous year end	1.60	1.33	0.57	1,059	930	404
Interim dividend paid in the year	0.92	0.80	0.67	592	545	473
	2.52	2.13	1.24	1,651	1,475	877
The trustees of the following holdings of Lloyds Banking Group plc shares in relation to employee share schemes retain the right to receive dividends but have chosen to waive their entitlement to the dividends on those shares as indicated: the Lloyds Banking Group Share Incentive Plan (holding at 31 December 2023: 3,280,207 shares, 31 December 2022: 32,377,089 shares, waived rights to all dividends) and the Lloyds Banking Group Employee Share Ownership Trust (holding at 31 December 2023: 57,736,111 shares, 31 December 2022: 311,540,740 shares, waived rights to all dividends).